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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 27, 1997, on the financial statements of Alltel Healthcare Information Services, Inc. which appears on page F-24 of the Registration Statement on Form S-1 (No. 333-50781), as amended, dated August 6, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Atlanta, Georgia
August 31, 1998